Exhibit 10.3.1

FIRST AMENDMENT TO ENGINE LEASE AGREEMENT
[NW           ]

Dated as of

[           ], 2003

Between

NORTHWEST AIRLINES, INC.,
                     Lessor

AND

PINNACLE AIRLINES, INC.,
                     Lessee

One General Electric Model CF34-3B1 Engine

FIRST AMENDMENT TO ENGINE LEASE AGREEMENT
[NW           ]

This FIRST AMENDMENT TO ENGINE LEASE AGREEMENT [NW           ], dated as of [                   ], 2003, between NORTHWEST AIRLINES, INC., a corporation organized and existing pursuant to the laws of the State of Minnesota (“Lessor”), and PINNACLE AIRLINES, INC., a corporation organized and existing pursuant to the laws of the State of Georgia (“Lessee”), to a certain Engine Lease Agreement [NW               ], dated as of [                   ], between Lessee and Lessor (as supplemented by Lease Supplement No. 1 [NW               ] (“Lease Supplement No. 1”) between Lessor and Lessee, dated [                     ], herein called the “Lease”);

Except as otherwise defined in this Amendment, the terms used herein in capitalized form shall have the meanings attributed thereto in the Lease;

W I T N E S S E T H:

WHEREAS, pursuant to the Lease, Lessee has Leased from Lessor the Engine, a General Electric Model CF34-3B1 engine bearing manufacturer’s serial no.                  .

WHEREAS, a counterpart of the Lease, to which was attached and made part thereof Lease Supplement No. 1, was recorded by the Federal Aviation Administration (the “FAA”) on                , and assigned Conveyance No.                    .

WHEREAS, Lessor and Lessee wish to amend the Lease to extend the Term of the Lease.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

SECTION 1.                                Amendment of Section 1 of the Lease.   Section 1 of the Lease is hereby amended by deleting the definition of “Expiration Date” in its entirety and replacing it with the following:

“Expiration Date” means December 31, 2017, or such later date to which the effectiveness of the Airline Services Agreement shall be extended in accordance with its terms, such that this Lease and the Airline Services Agreement shall be coterminous.

SECTION 2.                                Amendment of Exhibit B and Exhibit C to the Lease.  Exhibits B and C to the Lease are hereby deleted in their entirety and replaced with Exhibits B and C hereto.

SECTION 3.                                Ratification.   Except as expressly amended hereby, the Lease as heretofore amended, modified or supplemented shall remain in full force and effect in all respects.

SECTION 4.                                Miscellaneous.   Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  No term or provision of this Amendment may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by Lessor, Lessee and any assignee of Lessor’s rights hereunder. Nothing contained herein shall be construed as conveying to Lessee any right, title or interest in the Engine except as lessee. The section and paragraph headings in this Amendment and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof and all references herein to numbered sections, unless otherwise indicated, are to sections of this Amendment.  THIS AMENDMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. This Amendment may executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, Lessor and Lessee have each caused this Amendment to be duly executed as of the day and year first above written.

NORTHWEST AIRLINES, INC.,
Lessor

By:
Title:

PINNACLE AIRLINES, INC.,
Lessee

By:
Title:

Agreed this day of :
PINNACLE AIRLINES CORP.,
Lessee Guarantor

By:
Title:

EXHIBIT B
to
First Amendment to
Engine Lease
Agreement
[NW             ]

EXHIBIT B
to
Engine Lease
Agreement
[NW             ]

BASIC RENT SCHEDULE

The portion of this Exhibit appearing below this text is intentionally deleted from the FAA filing counterpart as the parties hereto deem it to contain confidential information.

EXHIBIT C
to
First Amendment to
Engine Lease
Agreement
[NW             ]

EXHIBIT C
to
Engine Lease
Agreement
[NW             ]

STIPULATED LOSS VALUE SCHEDULE

The portion of this Exhibit appearing below this text is intentionally deleted from the FAA filing counterpart as the parties hereto deem it to contain confidential information.